Acquisition of the investment in Gravity Games Corp. (Tables)	12 Months Ended
Dec. 31, 2012
Estimated Fair Value of Assets Acquired and Liabilities

The estimated fair value of assets acquired and liabilities assumed on the acquisition date were:

	2010
	(In millions of Korean Won)
Consideration cash	￦	11,688

Current assets	￦	2,150
Non-current assets
Property and equipment		357
Game product technology		11,856
In-process research and development technology		8,503
Other non-current assets		106
Current liabilities		(460)
Non-current liabilities		(4,064)
Deferred income tax liabilities		(2,739)

Total identified net assets		15,709

Non-controlling interest		(10,802)
Goodwill		6,781

	￦	11,688

Unaudited Pro Forma Revenue and Net Income

The unaudited pro forma revenue and net income are as follows:

2010
(In millions of Korean Won except per share data)
Revenue	￦ 57,930
Net Income	3,446

Basic earnings per share	496

Diluted earnings per share	496